Exhibit 99.1
Marcus E. Jundt
1360 12th Street Northeast
Watertown, South Dakota 57201
Kona Grill, Inc.
Attn: Mark S. Robinow, Secretary
7150 East Camelback Road, Suite 220
Scottsdale, Arizona 85251
VIA FEDERAL EXPRESS
NOTICE OF NOMINATION OF DIRECTORS TO
THE BOARD OF DIRECTORS OF KONA GRILL, INC.
January 25, 2010
To the Secretary of Kona Grill, Inc.:
You are hereby notified that pursuant to Section 1.13 of the bylaws (the “Bylaws”) of Kona Grill, Inc. (the “Company”), Marcus E. Jundt, a registered stockholder of the Company, nominates himself for election to the Company’s Board of Directors at the next annual meeting of the Company’s stockholders. The information required to be set forth herein in accordance with the Bylaws is set forth below.
Marcus E. Jundt’s Information—age 44; business and residential address: 1360 12th Street Northeast, Watertown, SD 57201; principal occupation or employment: investor. Marcus E. Jundt served as President and Chief Executive Officer of the Company from July 2006 through May 18, 2009, and as Chairman of the Board of the Company from March 2004 through May 18, 2009, and as a director of the Company from September 2000 through May 18, 2009. Prior to joining the Company, Mr. Jundt served as Vice Chairman and President of the investment advisory firm of Jundt Associates, Inc. During November 2007, a receiver was appointed to administer the assets of Jundt Associates, Inc. From November 1988 to March 1992, Mr. Jundt served as a research analyst for Victoria Investors covering the technology, health care, financial services, and consumer industries. From July 1987 until October 1988, Mr. Jundt served in various capacities on the floor of the Chicago Mercantile Exchange with Cargill Investor Services. Mr. Jundt also serves as a director of Acuo Technologies, LLC, a private company. Mr. Jundt nominated himself to be elected to serve on the Company’s Board of Directors in his capacity as a stockholder of the Company. Mr. Jundt’s prior experience with the Company and the financial markets provides him with the tools and acumen required to become a director of the Company. His in-depth knowledge of the Company’s financials and operations provide him with practical know-how that can be utilized as a director serving on the Company’s Board of Directors.
As part of Mr. Jundt’s voluntary resignation from the Company, the Company and Mr. Jundt entered into a Separation Agreement dated August 6, 2009. Pursuant to the terms of the Agreement, for twelve months after Mr. Jundt’s voluntary resignation, Mr. Jundt will receive severance compensation equal to his base salary in effect at the time of termination, paid in the manner and at such times as the base salary otherwise would have been payable, and continuation of medical and dental benefits in effect under COBRA. All unvested portions of Mr. Jundt’s stock options that were scheduled to vest over a period of twelve months following the date of termination became vested and immediately exercisable for a period of three months following the separation date. The Agreement contains customary confidentiality provisions and a full release of any claims, known or unknown, that Mr. Jundt may have had against the Company.

Nominating Stockholder Information

Nominating Stockholder:	Marcus E. Jundt
Registered Address:	7150 E. Camelback Road, Suite 220
Scottsdale, Arizona 85251

Number of Shares of
Common Stock Beneficially Owned	Type of Ownership
600,731	Direct — common stock
5,400**	Indirect — James R. Jundt Irrevocable Trust for Katharine Grace Jundt dated 12/19/95
5,400**	Indirect — James R. Jundt Irrevocable Trust for Maxwell James Jundt dated 10/19/97
611,531	TOTAL
Written Consent and Certification
I hereby certify that I am the holder of record of shares of the Company set forth above entitled to vote for the election of directors of the Company; that attached to this Notice is Schedule 13G filed on behalf of myself that evidences that I am the beneficial owner of the minimum number of shares required to be held for greater than one year; that I intend to continue to own such shares in an amount sufficient to nominate myself as a director through the date of the next annual shareholder meeting; and that I intend to appear in person or by proxy at the meeting to nominate myself as a director at the next annual meeting of the shareholders. I further hereby consent to be named in the Company’s proxy statement as a person nominated to serve on the Company’s Board of Directors and will serve on the Company’s Board of Directors if so elected. I have executed this Notice to be effective as of the date first set forth above.

/s/ Marcus E. Jundt Marcus E. Jundt

Encl.
cc:	Berke Bakay (w/o enclosure)
Marc A. Buehler (w/o enclosure)
Richard J. Hauser (w/o enclosure)
Douglas G. Hipskind (w/o enclosure)
Anthony L. Winczewski (w/o enclosure)
Mark A. Zesbaugh (w/o enclosure)

**	Marcus E. Jundt disclaims beneficial ownership of these shares of Company common stock.

2

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13G

Under the Securities Exchange Act of 1934
(Amendment No. 3)*

Kona Grill, Inc.
(Name of Issuer)
COMMON STOCK
(Title of Class of Securities)
50047H 20 1
(CUSIP Number)
December 31, 2008
(Date of Event Which Requires Filing of this Statement)

Check the appropriate box to designate the rule pursuant to which this Schedule is filed:

     ☐ Rule 13d-1(b)

     ☐ Rule 13d-1(c)

     ☑ Rule 13d-1(d)

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.	50047H 20 1

1	NAMES OF REPORTING PERSONS Marcus E. Jundt

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS)
(a) ☐
(b) ☐

3	SEC USE ONLY

4	CITIZENSHIP OR PLACE OF ORGANIZATION

United States

	5	SOLE VOTING POWER

NUMBER OF		875,731(1)

SHARES	6	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		10,800(2)

EACH	7	SOLE DISPOSITIVE POWER
REPORTING
PERSON		875,731(1)

WITH:	8	SHARED DISPOSITIVE POWER

10,800(2)

9	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

886,531(1)(2)(3)

10	CHECK IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS)

☐

11	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

13.1%

12	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS)

IN
(1) Includes 175,000 shares issuable upon the exercise of stock options and 100,000 shares issuable upon the exercise of warrants.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee.
(3) Does not include 319,633 shares held by James R. Jundt, the father of the Reporting Person.

2

CUSIP No.	50047H 20 1
Item 1.
(a)	Name of Issuer: Kona Grill, Inc.

(b)	Address of Issuer’s Principal Executive Offices:

7150 E. Camelback Road, Suite 220 Scottsdale, Arizona 85251
Item 2.
(a)	Name of Person Filing: Marcus E. Jundt

(b)	Address of Principal Business Office or, if none, Residence:

7150 E. Camelback Road, Suite 220 Scottsdale, AZ 85251

(c)	Citizenship or Place of Organization: United States

(d)	Title of Class of Securities: Common Stock

(e)	CUSIP Number: 50047H 20 1

Item 3.	If This Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or (c), Check Whether the Person Filing is a:

(a)	☐	Broker or dealer registered under Section 15 of the Exchange Act.

(b)	☐	Bank as defined in Section 3(a)(6) of the Exchange Act.

(c)	☐	Insurance company as defined in Section 3(a)(19) of the Exchange Act.

(d)	☐	Investment company registered under Section 8 of the Investment Company Act.

(e)	☐	An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E);

(f)	☐	An employee benefit plan or endowment fund in accordance with Rule 13d-1(b)(1)(ii)(F);

(g)	☐	A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G);

(h)	☐	A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act;

(i)	☐	A church plan that is excluded from the definition of an investment company under Section 3(c)(14) of the Investment Company Act;

(j)	☐	Group, in accordance with Rule 13d-1(b)(1)(ii)(J).

3

CUSIP No.	50047H 20 1

Item 4.	Ownership.
Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.
(a)	Amount beneficially owned: 886,531(1)(2)(3)

(b)	Percent of class: 13.1%

(c)	Number of shares as to which the person has:
(i)	Sole power to vote or to direct the vote: 875,731(1)

(ii)	Shared power to vote or to direct the vote: 10,800(2)

(iii)	Sole power to dispose or to direct the disposition of: 875,731(1)

(iv)	Shared power to dispose or to direct the disposition of: 10,800(2)

Item 5.	Ownership of Five Percent or Less of a Class.
If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following ☐.

Item 6.	Ownership of More than Five Percent on Behalf of Another Person.
Not Applicable.

Item 7.	Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company or Control Person.
Not Applicable.

Item 8.	Identification and Classification of Members of the Group.
Not Applicable.

Item 9.	Notice of Dissolution of Group.
Not Applicable.

Item 10.	Certifications.
Not Applicable.
(1) Includes 175,000 shares issuable upon the exercise of stock options and 100,000 shares issuable upon the exercise of warrants.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee.
(3) Does not include 319,633 shares held by James R. Jundt, the father of the Reporting Person.

4

CUSIP No.	50047H 20 1
SIGNATURE
After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

February 10, 2009
(Date)
/s/ Marcus E. Jundt
(Signature)

Marcus E. Jundt
(Name/Title)

Attention: Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13G

Under the Securities Exchange Act of 1934
(Amendment No. 2)*

Kona Grill, Inc.
(Name of Issuer)
COMMON STOCK
(Title of Class of Securities)
50047H 20 1
(CUSIP Number)
December 31, 2007
(Date of Event Which Requires Filing of this Statement)

Check the appropriate box to designate the rule pursuant to which this Schedule is filed:

     ☐ Rule 13d-1(b)

     ☐ Rule 13d-1(c)

     ☑ Rule 13d-1(d)

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.	50047H 20 1	Page	2	of	5

1	NAMES OF REPORTING PERSONS Marcus E. Jundt

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS)
(a) ☐
(b) ☐

3	SEC USE ONLY

4	CITIZENSHIP OR PLACE OF ORGANIZATION

United States

	5	SOLE VOTING POWER

NUMBER OF		750,731(1)

SHARES	6	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		410,800(2)

EACH	7	SOLE DISPOSITIVE POWER
REPORTING
PERSON		750,731(1)

WITH:	8	SHARED DISPOSITIVE POWER

410,800(2)

9	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

1,161,531(1)(2)(3)

10	CHECK IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS)

☐

11	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

16.7%

12	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS)

IN
(1) Includes 150,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 200,000 shares owned by Kona MN, LLC (“Kona”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 303,333 shares held by James R. Jundt, the father of the Reporting Person.

2

CUSIP No. 50047H 20 1	13G	Page 3 of 5 Pages
Item 1.

(a)	Name of Issuer: Kona Grill, Inc.

(b)	Address of Issuer’s Principal Executive Offices: 7150 E. Camelback Road, Suite 220 Scottsdale, Arizona 85251
Item 2.

(a)	Name of Person Filing: Marcus E. Jundt

(b)	Address of Principal Business Office or, if none, Residence: 7150 E. Camelback Road, Suite 220 Scottsdale, AZ 85251

(c)	Citizenship or Place of Organization: United States

(d)	Title of Class of Securities: Common Stock

(e)	CUSIP Number: 50047H 20 1
Item 3. If This Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or (c), Check Whether the Person Filing is a:

(a)	☐	Broker or dealer registered under Section 15 of the Exchange Act.

(b)	☐	Bank as defined in Section 3(a)(6) of the Exchange Act.

(c)	☐	Insurance company as defined in Section 3(a)(19) of the Exchange Act.

(d)	☐	Investment company registered under Section 8 of the Investment Company Act.

(e)	☐	An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E);

(f)	☐	An employee benefit plan or endowment fund in accordance with Rule 13d-1(b)(1)(ii)(F);

(g)	☐	A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G);

(h)	☐	A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act;

(i)	☐	A church plan that is excluded from the definition of an investment company under Section 3(c)(14) of the Investment Company Act;

(j)	☐	Group, in accordance with Rule 13d-1(b)(1)(ii)(J).

CUSIP No. 50047H 20 1	13G	Page 4 of 5 Pages
Item 4. Ownership.
Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.
(a)	Amount beneficially owned: 1,161,531(1)(2)(3)

(b)	Percent of class: 16.7%

(c)	Number of shares as to which the person has:
(i)	Sole power to vote or to direct the vote: 750,731(1)

(ii)	Shared power to vote or to direct the vote: 410,800(2)

(iii)	Sole power to dispose or to direct the disposition of: 750,731(1)

(iv)	Shared power to dispose or to direct the disposition of: 410,800(2)
Item 5. Ownership of Five Percent or Less of a Class.
If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following ?.
Item 6. Ownership of More than Five Percent on Behalf of Another Person.
Not Applicable.
Item 7. Identification and Classification of the Subsidiary Which Acquired the Security
Being Reported on by the Parent Holding Company or Control Person.
Not Applicable.
Item 8. Identification and Classification of Members of the Group.
Not Applicable.
Item 9. Notice of Dissolution of Group.
Not Applicable.
Item 10. Certifications.
Not Applicable.
(1) Includes 150,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 200,000 shares owned by Kona MN, LLC (“Kona MN”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 303,333 shares held by James R. Jundt, the father of the Reporting Person.

CUSIP No. 50047H 20 1	13G	Page 5 of 5 Pages
SIGNATURE
After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

February 7, 2008

(Date)

Marcus E. Jundt

(Signature)

Marcus E. Jundt

(Name/Title)
Attention: Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13G

Under the Securities Exchange Act of 1934
(Amendment No. 1)*

Kona Grill, Inc.
(Name of Issuer)
COMMON STOCK
(Title of Class of Securities)
50047H 20 1
(CUSIP Number)
December 31, 2006
(Date of Event Which Requires Filing of this Statement)

Check the appropriate box to designate the rule pursuant to which this Schedule is filed:

     ☐ Rule 13d-1(b)

     ☐ Rule 13d-1(c)

     ☑ Rule 13d-1(d)

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.	50047H 20 1	Page	2	of	5

1	NAMES OF REPORTING PERSONS: Marcus E. Jundt

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY):

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS):
(a) ☐
(b) ☐

3	SEC USE ONLY:

4	CITIZENSHIP OR PLACE OF ORGANIZATION:

United States

	5	SOLE VOTING POWER:

NUMBER OF		700,731(1)

SHARES	6	SHARED VOTING POWER:
BENEFICIALLY
OWNED BY		410,800(2)

EACH	7	SOLE DISPOSITIVE POWER:
REPORTING
PERSON		700,731(1)

WITH:	8	SHARED DISPOSITIVE POWER:

410,800(2)

9	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON:

1,111,531(1)(2)(3)

10	CHECK IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS):

☐

11	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9):

17.9%

12	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS):

IN
(1) Includes 160,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 200,000 shares owned by Kona MN, LLC (“Kona MN”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 303,333 shares held by James R. Jundt, the father of the Reporting Person.

CUSIP No. 50047H 20 1	13G	Page 3 of 5 Pages
Item 1.
(a)	Name of Issuer: Kona Grill, Inc.

(b)	Address of Issuer’s Principal Executive Offices:
7150 E. Camelback Road, Suite 220
Phoenix, Arizona 85251
Item 2.
(a)	Name of Person Filing: Marcus E. Jundt

(b)	Address of Principal Business Office or, if none, Residence:
301 Carlson Parkway, Suite 120
Minnetonka, Minnesota 55305
(c)	Citizenship or Place of Organization: United States

(d)	Title of Class of Securities: Common Stock

(e)	CUSIP Number: 50047H 20 1

Item 3.	If This Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or (c), Check Whether the Person Filing is a:

(a)	☐	Broker or dealer registered under Section 15 of the Exchange Act.

(b)	☐	Bank as defined in Section 3(a)(6) of the Exchange Act.

(c)	☐	Insurance company as defined in Section 3(a)(19) of the Exchange Act.

(d)	☐	Investment company registered under Section 8 of the Investment Company Act.

(e)	☐	An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E);

(f)	☐	An employee benefit plan or endowment fund in accordance with Rule 13d-1(b)(1)(ii)(F);

(g)	☐	A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G);

(h)	☐	A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act;

(i)	☐	A church plan that is excluded from the definition of an investment company under Section 3(c)(14) of the Investment Company Act;

(j)	☐	Group, in accordance with Rule 13d-1(b)(1)(ii)(J).

CUSIP No. 50047H 20 1	13G	Page 4 of 5 Pages
Item 4. Ownership.
Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.
(a)	Amount beneficially owned: 1,111,531(1)(2)(3)

(b)	Percent of class: 17.9%

(c)	Number of shares as to which the person has:
(i)	Sole power to vote or to direct the vote: 700,731(1)

(ii)	Shared power to vote or to direct the vote: 410,800(2)

(iii)	Sole power to dispose or to direct the disposition of: 700,731(1)

(iv)	Shared power to dispose or to direct the disposition of: 410,800(2)
Item 5. Ownership of Five Percent or Less of a Class.
If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following ☐.
Item 6. Ownership of More than Five Percent on Behalf of Another Person.
Not Applicable.

Item 7.	Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company or Control Person.
Not Applicable.
Item 8. Identification and Classification of Members of the Group.
Not Applicable.
Item 9. Notice of Dissolution of Group.
Not Applicable.
Item 10. Certifications.
Not Applicable.
(1) Includes 160,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 200,000 shares owned by Kona MN, LLC (“Kona MN”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 303,333 shares held by James R. Jundt, the father of the Reporting Person.

CUSIP No. 50047H 20 1	13G	Page 5 of 5 Pages
SIGNATURE
After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

February 14, 2007

(Date)

/s/ Marcus E. Jundt

(Signature)

Marcus E. Jundt

(Name/Title)
Attention: Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 13G
(Rule 13d-102)
INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT TO
RULES 13d-1(b), (c), and (d) and AMENDMENTS THERETO FILED PURSUANT TO 13d-2(b)
(Amendment No. ____)*
Kona Grill, Inc.

(Name of Issuer)
COMMON STOCK

(Title of Class of Securities)
50047H 20 1

(CUSIP Number)
August 15, 2005

(Date of Event Which Requires Filing of this Statement)
Check the appropriate box to designate the rule pursuant to which this Schedule is filed:
          ☐ Rule 13d-1(b)
          ☐ Rule 13d-1(c)
          ☑ Rule 13d-1(d)

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.
The information required in the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

Item 1
Item 2
Item 3. If This Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or (c), Check Whether the Person Filing is a:
Item 4. Ownership
Item 5. Ownership of Five Percent or Less of a Class
Item 6. Ownership of More than Five Percent on Behalf of Another Person
Item 7. Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company or Control Person
Item 8. Identification and Classification of Members of the Group
Item 9. Notice of Dissolution of Group
Item 10. Certifications
SIGNATURE

CUSIP No. 50047H 20 1	13G	Page 2 of 5 Pages

1.	NAME OF REPORTING PERSONS
I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITY ONLY)

Marcus E. Jundt

2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP		(a) ☐
(b) ☐

3.	SEC USE ONLY

4.	CITIZENSHIP OR PLACE OF ORGANIZATION
United States

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	5.	SOLE VOTING POWER 195,134(1)

	6.	SHARED VOTING POWER
710,800(2)

	7.	SOLE DISPOSITIVE POWER
195,134(1)

	8.	SHARED DISPOSITIVE POWER
710,800(2)

9.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
905,934(1)(2)(3)

10.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES
(SEE INSTRUCTIONS) ☐

11.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
15.2%

12.	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS)
IN

(1) Includes 60,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 500,000 shares owned by Kona MN, LLC (“Kona MN”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 540,731 shares beneficially owned by the Mary Joann Jundt Irrevocable Trust, of which Mary Joann Jundt, the mother of the Reporting Person, is trustee, and 303,333 shares held by James R. Jundt, the father of the Reporting Person.

CUSIP No. 50047H 20 1	13G	Page 3 of 5 Pages
Item 1.

(a)	Name of Issuer: Kona Grill, Inc.

(b)	Address of Issuer’s Principal Executive Offices:
7150 E. Camelback Road, Suite 220
Phoenix, Arizona 85251
Item 2.

(a)	Name of Person Filing: Marcus E. Jundt

(b)	Address of Principal Business Office or, if none, Residence:
301 Carlson Parkway, Suite 120
Minnetonka, Minnesota 55305

(c)	Citizenship or Place of Organization: United States

(d)	Title of Class of Securities: Common Stock

(e)	CUSIP Number: 50047H 20 1

Item 3.	If This Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or (c), Check Whether the Person Filing is a:

(a)	☐	Broker or dealer registered under Section 15 of the Exchange Act.

(b)	☐	Bank as defined in Section 3(a)(6) of the Exchange Act.

(c)	☐	Insurance company as defined in Section 3(a)(19) of the Exchange Act.

(d)	☐	Investment company registered under Section 8 of the Investment Company Act.

(e)	☐	An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E);

(f)	☐	An employee benefit plan or endowment fund in accordance with Rule 13d-1(b)(1)(ii)(F);

(g)	☐	A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G);

(h)	☐	A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act;

(i)	☐	A church plan that is excluded from the definition of an investment company under Section 3(c)(14) of the Investment Company Act;

(j)	☐	Group, in accordance with Rule 13d-1(b)(1)(ii)(J).

CUSIP No. 50047H 20 1	13G	Page 4 of 5 Pages
Item 4. Ownership.
     Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.
(a)	Amount beneficially owned: 905,934(1)(2)(3)

(b)	Percent of class: 15.3%

(c)	Number of shares as to which the person has:
(i)	Sole power to vote or to direct the vote: 195,134(1)

(ii)	Shared power to vote or to direct the vote: 710,800(2)

(iii)	Sole power to dispose or to direct the disposition of: 195,134(1)

(iv)	Shared power to dispose or to direct the disposition of: 710,800(2)
Item 5. Ownership of Five Percent or Less of a Class.
     If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following ☐.
Item 6. Ownership of More than Five Percent on Behalf of Another Person.
     Not Applicable.

Item 7.	Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company or Control Person.
     Not Applicable.
Item 8. Identification and Classification of Members of the Group.
     Not Applicable.
Item 9. Notice of Dissolution of Group.
     Not Applicable.
Item 10. Certifications.
     Not Applicable.
(1) Includes 60,000 shares issuable upon the exercise of stock options.
(2) Includes 10,800 shares held in trust by the Reporting Person’s children, of which the Reporting Person is not a trustee; 500,000 shares owned by Kona MN, LLC (“Kona MN”), of which the Reporting Person is a control person; and 200,000 shares issuable upon the exercise of warrants owned by Kona MN.
(3) Does not include 540,731 shares beneficially owned by the Mary Joann Jundt Irrevocable Trust, of which Mary Joann Jundt, the mother of the Reporting Person, is trustee, and 303,333 shares held by James R. Jundt, the father of the Reporting Person.

CUSIP No. 50047H 20 1	13G	Page 5 of 5 Pages
SIGNATURE
     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

February 8, 2006

(Date)

/s/ Marcus E. Jundt

(Signature)

Marcus E. Jundt

(Name/Title)
Attention: Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).